April 30, 2013

Supplement

SUPPLEMENT DATED APRIL 30, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY LIQUID ASSET FUND INC.
Dated December 31, 2012

The section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Exchanging Shares of Another Fund Subject to a Contingent Deferred Sales Charge ("CDSC")" is hereby deleted and replaced with the following:

There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund will be counted. If shares subject to a CDSC were exchanged for shares of the Fund prior to August 1, 2007, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the prospectus of the fund that charges the CDSC for more details.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ILAFSPT-0413